SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

CKX LANDS, INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-31905	72-0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2417 Shell Beach Drive Lake Charles, Louisiana	70601
(Address of principal executive offices)	(Zip Code)

(337) 493-2399 (Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock with no par value	CKX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Registrant held its annual meeting of shareholders on May 7, 2026. At the meeting, the shareholders were requested to: (1) elect directors; (2) consider and act upon a proposal to ratify the selection of MaloneBailey LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2026; (3) approve, in a non-binding advisory vote, the compensation of the Registrant’s Named Executive Officers; and (4) approve, in a non-binding advisory vote, the frequency of future advisory votes on executive compensation.

The following are the final voting results on proposals considered and voted upon at the meeting, which are more fully described in the Registrant’s proxy statement filed on April 7, 2026.

1.	The stockholders voted to re-elect the following directors by the votes set forth below:

	Number of Shares
Nominee	For	Withheld	Broker Non-Votes
Lee W. Boyer	961,573	59,790	355,288
Max H. Hart	961,689	59,674	355,288
Lane T. LaMure	961,645	59,718	355,288
Eugene T. Minvielle, IV	961,573	59,790	355,288
William Gray Stream	961,923	59,439	355,288
Mary Leach Werner	960,378	60,985	355,288

2.
The stockholders voted to ratify the selection of MaloneBailey LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2026, by the votes set forth below:

For	Against	Abstain	Broker Non-Vote
1,280,919	27,286	68,445	0

3.
The stockholders voted to approve, in a non-binding advisory vote pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, the compensation of the Registrant’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative disclosures, in the Registrant’s definitive proxy statement filed on April 7, 2026, by the votes set forth below:

For	Against	Abstain	Broker Non-Vote
920,085	88,173	13,103	355,288

4.	The stockholders voted to hold future non-binding, advisory votes on executive compensation every year by the votes set forth below:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Vote
896,715	3,131	102,354	19,162	355,288

The Registrant will continue to hold future Say on Pay votes every year in light of the vote on this item.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC.
(Registrant)

Date: May 8, 2026	By:	/s/ Scott Stepp
Scott Stepp Chief Financial Officer